MYOS
CORPORATION

"Great ideas originate in the muscles."

Thomas Alva Edison

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements involve risks and uncertainties, including but not limited to those relating to the successful continued research of MYO-X/MYO-T12 and its effects on myostatin inhibition, successfully achieving our critical initiatives described in this presentation, product and customer demand, market acceptance of our products, the ability to create new products through research and development, the continued growth of revenue, the continued increase of our units shipped, the ability to achieve a sustainable profitable business, the effect of economic conditions, the ability to protect our intellectual property rights, the continued growth of MYO-X in GNC, Vitamin Shoppe and other specialty retail stores, competition from other providers and products, risks in product development, the ability to strengthen our manufacturing relationships and reducing the costs of our products, our ability to raise capital to fund continuing operations, and other factors discussed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made except as required by law.

These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.



Our Mission…

To become the pre-eminent company focused on the discovery, development and commercialization of products which maximize muscle health and performance


MYOS
CORPORATION

- Ticker Symbol: MYOS
- Experienced Management Team and Pre-eminent Scientific Advisory Board; Key Opinion Leaders
- R&D Infrastructure; pre-clinical and ongoing clinical development experience
- First natural oral Myostatin product to market with clinical support for improved muscle health
- Developing proprietary technologies
- Distribution agreement with MHP: MYO-X @ GNC, Vitamin Shoppe, other specialty retailers.
- Aggressive business development strategy

Nutra-Pharma Convergence

- "Patent Cliff" concerns
- Medico economic climate
- Aging population
- Patient self-reliance



Vitamins
Dietary
Supplements
Functional
Foods
MYOS
CORPORATION
Pharma

Targeting the biology of muscle



- **Physiologic importance of muscle**
- **Metabolic role of muscle**
- **Cachexia of chronic illness**
- **Sarcopenia: Myostatin as the first target**

MYOS CORPORATION

Sarcopenia

- Loss of lean muscle mass
- Consequence of aging, chronic illness, immobilization secondary to neurological disease
- Muscle growth regulated by Myostatin - a protein produced in muscle tissue that inhibits muscle growth
- An evolutionary circuit breaker to keep muscle growth in check






Adipose tissue
Quadriceps

*http://drpinna.com/dr-mirkin-on-how-to-avoid-muscle-loss-34760/sarcopenia
*http://myathleticlife.com/2012/01/sarcopenia-doomed-age-related-muscle-loss/

MYOS CORPORATION

Sarcopenia-Incidence



Normal
(BMI 18.5 -24.9)
23 (20.8%)
33 (29.7%)
Overweight / Obese (BMI ≥25)
26 (23.4%)
18 (16.2%)
Sarcopenic
Underweight (BMI ≤ 18.5)
11 (9.9%)



others
CHF
COPD
Cancer
CKD
Ageing
Cachexia
Sarcopenia
Exercise Training
Muscle wasting

General Incidence

Chronic Illness

MYOS CORPORATION

Sarcopenia-Contributing Factors



Inflammatory Cytokines
Sarcopenia
Cachexia
Decreased amino acid intake
Decreased physical activity
Increased motor unit denervation
Age-related loss of spinal motor neuron function
Age-related decline in anabolic hormone levels (e.g. testosterone, vitamin D, GH, IGF-1)
Increased REE
Host humoral factors: glucorticoid and angiontensin II
Anorexia

Sarcopenia Impacts "Everyone"


Age-related
sex hormones
apoptosis
mitochondrial dysfunction
Cachexia
SARCOPENIA
Neuro-
degenerative
diseases
motoneuron loss
Starvation
Malabsorption
Disuse
immobility
physical inactivity
zero gravity
Endocrine
corticosteroids
GH, IGF-1
thyroid
insulin resistance

MYOS CORPORATION

Osteoporosis Vs. Sarcopenia



Osteoporosis
Global Osteoporosis Therapeutics Market US $8.8 billion by the year 2015.
Definition including risk stratification (9)
First definition
WHO definition (8)
Coining of a term (1)
Understanding of consequences (2)
harmaceutical interest (4)
Public awareness (5)
Available medication (3)
Imaging (6)
Criteria for quantification (7)
1820
1940
1950
1960
1970
1980
1990
2000
2010
2020
Criteria for quantification (7)
Healthcare costs attributable to Sarcopenia in the United States $18.5 billion
Understanding of consequences (2)
Sarcopenia
Coining of a term (1)
First definition
= Ongoing process

•Global Industry Analysts, Inc. Global Osteoporosis Therapeutics Market to Reach US$8.8 Billion by 2015. http://www.strategyr.com/Osteoporosis_Therapeutics_Market_Report.asp

•Janssen I, Shepard D, Katzmarzyk PT, Roubenoff R. The health care costs of sarcopenia in the United States. J Am Geriatr Soc. 2004;52:80–85.[PubMed]

MYOS CORPORATION

First Target: Myostatin

- Natural regulatory protein
- Member of TGF-b family
- Inhibits muscle growth
- Increases with age
- An evolutionary circuit breaker to keep muscle growth in check
- Probably inhibits recruitment of muscle stem cells



Myostatin
Follistatin
Propeptide
BMP-1/TLD
ALK4
ActRIIB
ALK5
Smad 2/3
Wnt4





Myostatin
Activation
Proliferation
Myoblasts
Nascent myotubes during regeneration
Donor myonuclei to myofibers
Activated satellite cell
Quiescent satellite cell

MYOS CORPORATION

Myostatin Modulation

- **Biologically compatible mechanism**
- **Follistatin activity**
- **Reversible**
- **Does not compete with endocrine control of muscle mass**
- **"Pharma" target**


Muscle Fiber
ACE-031
Other negative regulators
GDF-8
Activin Receptor Type IIB

GDF-8 and other negative regulators inhibit the growth of muscle tissue

ACE-031 inhibits the negative regulators, and rebuilds muscle

Myostatin Deficiency

- **Myostatin deficient animals; i.e. mice, cattle, dog, and human develop enhanced lean muscle mass**





The Belgian Blue has been bred to be predisposed towards myostatin blocking.



Wendy the whippet is the Schwarzenegger of dogs.

How does Myos combat Sarcopenia?

Inhibit Myostatin with...


MHP
CLINICALLY TESTED
MYO-X
MYOSTATIN INHIBITOR
– FLEX Magazine
MyoT12


BIGGER
THAN NATURE
INTENDED
CLINICALLY TESTED
TO REDUCE MYOSTATIN BY 46%! *

- MYO-X is a dietary supplement powered by MYO-T12, Myos' proprietary formula and the world's only clinically proven modulator of Myostatin in the body
- Distribution through MHP provides immediate revenues for MYOS.
- MYO-X sold through GNC, Vitamin Shoppe, Bodybuilding.com other specialty stores.

MYOS CORPORATION

*Scientific research to date is preliminary and there can be no assurance that future scientific research and the effects of Myo-T12 on Myostatin inhibition will be favorable or consistent with earlier favorable research.

Units Shipped to Retailers


MHP
CLINICALLY TESTED
MYO-X
MYOSTATIN INHIBITOR
MyoT12

- GNC
- Vitamin Shoppe
- BodyBuilding.com
- All other customers


MYO-X Units Shipped to Date
12,000
10,000
8,000
6,000
4,000
2,000
0
3,674
6,797
9,594
Feb. 2013
Mar. 2013
Apr. 2013
Myo-X in Units

MYOS CORPORATION

*There can be no assurance that future sales or units shipped will continue to increase.

Human Clinical Research Results Study 1*

REDUCING MYOSTATIN CAN HAVE A SIGNIFICANT IMPACT ON INCREASING MUSCLE GROWTH*

Proven 46% reductions in myostatin in only 12-18 hours!†*



MYO-X™ MYOSTATIN INHIBITION*
MYOSTATIN LEVELS
30
25
20
15
10
5
46% avg. drop
myostatin levels†
12.6 pg/mL avg.† (12-18 hours after taking)
5
10
15
20
25
30
ELAPSED TIME (HOURS)

100% of all human test subjects showed significant reductions in myostatin.*

MyoT12®, the active ingredient in MYO-X™, has been shown in a clinical study to reduce serum myostatin in study subjects by an average of 46% in 12-18 hours with just a single serving! 100% of all human clinical test subjects showed significant reductions in myostatin. The average serum myostatin declined to 12.6 pg/mL with every subject responding positively! This was a staggering average 46% drop in myostatin from baseline across all subjects! Finally, at the 24-30 hour time point with a mean value of 28.1 pg/mL, the average myostatin level completely normalized.†*

†Colker, C., "Effect on Serum Myostatin Levels of High-Grade Handled Fertile Egg Yolk Powder," *Journal of the American College of Nutrition*, Volume 28, No. 3, Abstract 47; October 2009.

*Scientific research to date is preliminary and there can be no assurance that future scientific research and the effects of Myo-T12 on Myostatin inhibition will be favorable or consistent with earlier favorable research.

Human Clinical Research Results Study 2


1.2
1
0.8
0.6
0.4
0.2
0
Variation from Baseline
Placebo
Treated
0hr
6hr
12hr
18hr
24hr
Time

Pooled data from the test groups versus placebo group showed a larger drop in myostatin levels from baseline at all times following treatment.

MYOS CORPORATION

*Scientific research to date is preliminary and there can be no assurance that future scientific research and the effects of Myo-T12 on Myostatin inhibition will be favorable or consistent with earlier favorable research.

Basic Research Priorities



- **Biochemical analysis relating to the protein and peptide composition of MyoT-12**
  - **Myostatin-interaction partners, follistatin, protein-cleavage products, growth factors and novel peptides.**

- **Identify effective models (animal, cell lines, and protein-chips) for screening purposes.**

- **Develop PK/PD models relating to presumed active molecules found in Myo-T12**
  - **Support dosing, formulation and CMC activities.**

MYOS CORPORATION

Clinical Research: Early Priorities



- **Expand studies relating to the influence of Myo-T12 on the concentrations of the following molecules in normal males and females:**
  - **Myostatin, follistatin, endocrine, LFTs, glucose, HgA1c and cardiac profile.**

- **Evaluate myostatin modulation by Myo-T12 as an adjunctive approach to obesity management, androgen replacement therapy (testosterone therapy, etc) and muscle injury rehabilitation.**

- **Evaluate Myo-T12 as an anti-catabolic agent in models of chronic illness such as oncology along with neurological and orthopedic diseases.**

Where we are headed

- Lead with clinical studies:
  - Next two protocols are being designed and we anticipate executing a female safety observation study and a lean muscle and testosterone study.
- Revenue opportunities:
  - Expanding product line, Example: Female dietary supplement, additional products that enhance muscle health by demographic, new marketing campaigns to increase sales, additional retail outlets.
- Building a strong intellectual property portfolio that gives Myos a competitive advantage.
- Driving growth through relationships with:
  - DIL - a world leader in food development technology.
  - University of Massachusetts.
  - Boston University Medical Center.
  - Maximum Human Performance – industry leader in distribution of dietary supplements.
- Product and process development with top food scientists.
- Build awareness of Sarcopenia through a education program to consumers.
- Construction of a state-of-the-art proteomics and analytical lab at Myos headquarters.

Management

Robert Hariri, MD, PhD Founder and Chairman	CEO, Celgene Cellular Therapeutics Serial biotech and aerospace entrepreneur Former Associate Professor-Neurosurgery, Cornell
Peter Levy President & COO	Seasoned COO and executive at numerous Public Companies Integrity Monitor, Securities and Exchange Commission Regulatory Attorney
Carl DeFreitas, CPA, CFP, MBA CFO	Founder, DeFreitas & DelSanto, Prior Officer and Director of a public company 30 years accounting experience
Maghsoud Dariani, MS Strategic Advisor - Science & Technology	Experienced biotechnology executive Expertise in pharmaceutical products, manufacturing and compliance with FDA regulations for drug products.
Lindsey Penrose VP of Business Development	Founder, The Penrose Group, Toronto, CA VP of Business Development at Royal Empire Developments, Edmonton, CA
Neerav D. Padliya, PhD Vice President, Analytical Development	Proteomics chemist and quality evaluator AB SCIEX Celgene Corporation

Board of Directors

Robert Hariri, MD, PhD Founder and Chairman of the Board of Directors	CEO, Celgene Cellular Therapeutics Serial biotech and aerospace entrepreneur Former Associate Professor-Neurosurgery, Cornel
Buzz Aldrin, PhD	Retired US Air Force Colonel and Astronaut
Louis Aronne, MD	Professor, Cornell Medical College Associate Professor, Columbia Chief, Division of Metabolic Diseases and Obesity, Director of Weight Control Program NY Presbyterian Hospital
Peter Diamandis, MD	Founder & CEO of XPRIZE Foundation
Sapna Srivastava, PhD	Former Equity Analyst, Biotechnology, Goldman Sachs Group

MYOS CORPORATION

Scientific Advisors

Robert Hariri, MD, PhD Founder and Chairman of the Board of Directors	CEO, Celgene Cellular Therapeutics Serial biotech and aerospace entrepreneur Former Associate Professor-Neurosurgery, Cornell
Sol J. Barer, PhD	Former President, CEO, and Chairman of Celgene Corporation
Louis Aronne, MD	Professor, Cornell Medical College Associate Professor, Columbia Chief, Division of Metabolic Diseases and Obesity, Director of Weight Control Program NY Presbyterian Hospital
Neilank K. Jha, MD	Neurosurgeon, Toronto Western Hospital, University of Toronto
Caroline Apovian, MD	Professor of Medicine, Boston University

MYOS CORPORATION

Thank You



MYOS CORPORATION 45 Horsehill Road, Suite 106,
Cedar Knolls, N.J. 07927